UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2010

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

From time to time, Mr. Jeffrey Schwartz, Chief Executive Officer, and other members of management of Atrinsic, Inc. plan to make analyst and investor presentations in which certain financial and non financial information will be discussed. The presentation materials are attached as Exhibit 99.1 hereto, and are incorporated herein by reference. A copy of the presentation materials are also available at http://www.atrinsic.com/ir/events-and-presentation.

As discussed on Slide 2 of Exhibit 99.1, the presentation may contain forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Atrinsic’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Investor presentation material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: May 5, 2010	By:	/s/ Thomas Plotts
Thomas Plotts
Interim Chief Financial Officer

Exhibit Number	Description

99.1	Investor presentation material.